MAVERICK TUBE CORPORATION

                  FOURTH AMENDMENT TO SECURED CREDIT AGREEMENT

Harris Trust and Savings Bank
Chicago, Illinois

Mercantile Bank National Association
St. Louis, Missouri

Ladies and Gentlemen:

Reference is hereby made to that certain Secured Credit Agreement dated as of September 18, 1998 (as heretofore amended the "Credit Agreement") among the undersigned, Maverick Tube Corporation, a Delaware corporation (the "Borrower"), you (the "Banks") and Harris Trust and Savings Bank, as agent for the Banks (the "Agent"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

The Borrower, the Agent and the Banks wish to amend the Credit Agreement and to modify certain other terms and conditions of the Credit Agreement, all on the terms and conditions set forth in this Amendment.

SECTION 1.      AMENDMENTS TO CREDIT AGREEMENT.

Upon satisfaction of all of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended as follows:

1.1. The second paragraph of Section 1.1 (a) of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

(b) The Revolving Credit shall consist of a base revolving credit (the "Base Credit") in an aggregate principal amount at any one time outstanding of up to $50,000,000, which shall be available at all times during the term of this Agreement and an excess revolving credit (the "Excess credit") in an aggregate principal amount at any one time outstanding of up to $7,000,000, which shall be available only during the period commencing on March [30], 2000 to and including June 30, 2000 (the Excess Credit Availability Period").

The respective maximum aggregate principal amounts of the Base Credit at any one time outstanding and the percentage of the Base Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company is as follows (collectively, the "Base Revolving Credit Commitments" and individually, a "Base Revolving credit Commitment"):

Harris Trust and Savings Bank                                   $25,000,000.00

Mercantile Bank National Association                            $25,000,000.00

Total                                                           $50,000,000.00

The respective maximum aggregate principal amounts of the Excess Credit at any one time outstanding and the percentage of the Excess Credit available at any time which each Bank by its acceptance hereof severally agrees to make available to the Company are as follows (collectively, the "Excess Revolving Credit Commitments" and individually, an "Excess Revolving Credit Commitment"):

Harris Trust and Savings Bank                                    $7,000,000.00

Mercantile Bank National Association                                        $0

Total                                                            $7,000,000.00

Each Bank's Base Revolving Credit Commitment and Excess Revolving Credit Commitment during any period are hereinafter referred to collectively as the "Revolving Credit Commitment" for such Bank during such period and the Base Revolving Credit Commitments and Excess Revolving Credit commitments for all Banks during any period are hereinafter collectively referred to as the "Revolving Credit Commitments" during such period. Each Bank acknowledges and agrees that upon the expiration of the Excess Credit Availability Period there shall be such non-ratable repayments and borrowings under the Credit Agreement, as amended hereby, so that, after giving effect thereto, the percentages of each Bank's Revolving Credit Commitments in use shall be identical.

1.2 Section 4.1 of the Credit Agreement shall be amended by adding thereto the following new definition in the appropriate alphabetical location:

"Commitment Percentage" means, at any time and as to any Bank, the percentage of the Revolving Credit Commitments then in effect represented by such Bank's Revolving Credit Commitment as then in effect or, if the Revolving Credit Commitments have been terminated or expired, the percentage held by such Bank of the aggregate principal amount of all Revolving Credit Loans then outstanding.

SECTION 2.      CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1

The Borrower, the Agent and the Banks shall have executed this Amendment (such execution may be in several counterparts and the several parties hereto may execute on separate counterparts).

2.2 The Borrower shall have executed and delivered to each Bank which has increased its Revolving Credit Commitment pursuant hereto a Secured Revolving Credit note in the form attached to the Credit Agreement as Exhibit A to reflect the amount of the Excess Credit.

2.3 The Agent shall have received copies (executed or certified as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment and the other instruments and documents contemplated hereby and an opinion of counsel to the Borrower, in form and substance satisfactory to the Banks.

2.4 The Agent shall have received copies, certified by the secretary or assistant secretary of the Borrower, of resolutions regarding the transactions contemplated by this Amendment, duly adopted by the Board of Directors of the Borrower, and satisfactory in form and substance to all of the Banks.

2.5 A Guarantor's Consent of the benefit of the Banks shall have been executed and delivered by each Guarantor to the Agent, a form of which is attached hereto.

2.6 The Borrower shall be in full compliance with all of the terms and conditions of the Loan Documents and no Event of Default or Potential Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

2.7 Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to each of the Banks and their legal counsel.

SECTION 3.      REPRESENTATIONS AND WARRANTIES.

The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

(a) each of the representations and warranties set forth in Section 5 of the Credit Agreement is true and correct as of the date hereof as if made on the dated hereof, except that the representations and warranties made under Section
5.2 shall be deemed to refer to the most recent annual report furnished to the Banks by the Borrower; and

(b) the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Potential Default has occurred and is continuing thereunder.

SECTION 4.      MISCELLANEOUS

4.1 The Borrower has heretofore executed and delivered to the Agent the Security Agreement and the Borrower hereby agrees that notwithstanding the execution and delivery hereof, such Security Agreement shall be and remain in full force and effect and that any rights and remedies of the Agent thereunder, obligations of the Borrower thereunder and any liens or security interests created or provided for thereunder shall be and remain in full force and effect, obligations and liabilities to the Agent and the Banks under the Credit Agreement as amended hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement as to the indebtedness which would be secured thereby prior to giving effect hereto.

4.2 Reference to this specific Amendment need not be made in any note, document, letter, certificate, any security agreement, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3 This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same agreement. Any of the parties hereby may execute this agreement by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This agreement shall be governed by the internal laws of the State of Illinois.

4.4 The Borrower agrees to pay all reasonable costs and expenses, including without limitation attorneys fees, incurred by the Agent and each of the Banks in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents contemplated hereby.

Upon acceptance hereof by the Agent and the Banks in the manner hereinafter set forth, this Amendment shall be a contract between us for the purposes hereinabove set forth.

Dated as of March 30, 2000.

MAVERICK TUBE CORPORATION

By      /s/ Barry R. Pearl
  Its   Vice President

Accepted and agreed to as of the day and year last above written.

HARRIS TRUST AND SAVINGS BANK

  Individually and as Agent

By      /s/ Don Buse
Its     Vice President

MERCANTILE BANK NATIONAL ASSOCIATION

By      /s/ David Higbee
  Its   Vice President

GUARANTOR'S CONSENT

The undersigned, MAVERICK INVESTMENT CORPORATION and MAVERICK TUBE, L.P. have heretofore executed and delivered to the Banks a Guaranty Agreement dated September 18, 1998 (the "Guaranty), pursuant to which the undersigned have jointly and severally guaranteed all of the indebtedness, obligations and liabilities of Maverick Tube Corporation owing to the Agent and the Banks. The undersigned hereby agree that Maverick Tube Corporation and the Banks may enter into the foregoing Amendment shall not in any way affect or impair or modify the terms or provisions of, or the obligations of the undersigned under, the Guaranty. The undersigned further agree that their consent to any further amendments to the Loan Documents, or to the foregoing Amendment or any other documents which the Banks and Maverick Tube Corporation may enter into from time to time hereafter, shall not be required as a result of this consent having been obtained.

MAVERICK INVESTMENT CORPORATION

By      /s/ Barry R. Pearl
  Its   Vice President

MAVERICK TUBE, L.P.

By: Maverick Tube Corporation
  Its: General Partner

By      /s/ Barry R. Pearl
  Its   Vice President